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                 LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
                                  (THE "FUND")
             SUPPLEMENT TO THE FUND'S PROSPECTUSES DATED MAY 1, 2005

1. The third paragraph under the heading "PRINCIPAL INVESTMENT STRATEGIES" for the Fund is revised in its entirety as follows:

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund may also participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

2. The section under the heading "PRINCIPAL INVESTMENT RISKS" for the Fund is revised to include the following:

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.



                                                               February 17, 2006